As filed with the Securities and Exchange Commission on January 17, 2014

Securities Act File No. [        ]

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

The Hartford Mutual Funds II, Inc.

(Exact Name of Registrant as Specified in Charter)

P.O. Box 2999, Hartford, Connecticut 01604-2999

(Address of Principal Executive Offices) (Zip Code)

1-610-386-4068

(Registrant’s Area Code and Telephone Number)

Edward P. Macdonald, Esq.

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

With copies to:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on February 18, 2014, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

THE HARTFORD MUTUAL FUNDS II, INC.

FORM N-14

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement on Form N-14

Letter to Shareholders

Part A — Combined Information Statement and Prospectus

Part B — Statement of Additional Information

Part C — Other Information

Signature Page

Exhibits

THE HARTFORD MUTUAL FUNDS, INC.,

ON BEHALF OF

THE HARTFORD VALUE FUND

March 5, 2014

Dear Shareholder:

At a meeting held on December 13, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “The Hartford Mutual Funds”) approved on behalf of The Hartford Value Fund (the “Value Fund”), and the Board of Directors (each, a “Board” and collectively with the Board of The Hartford Mutual Funds, the “Boards”) of The Hartford Mutual Funds II, Inc. (“The Hartford Mutual Funds II” and collectively with The Hartford Mutual Funds, the “Companies”) approved on behalf of The Hartford Value Opportunities Fund (the “Value Opportunities Fund”), an Agreement and Plan of Reorganization that provides for the reorganization of the Value Fund into the Value Opportunities Fund (the “Reorganization”). The Reorganization does not require shareholder approval.  The Reorganization is expected to occur on or about April 7, 2014 (the “Closing Date”), at which time you will receive shares of Value Opportunities of the same class and of equivalent dollar value to your shares in Value as of the Closing Date.

After carefully considering the merits of the Reorganization, each Board determined that combining the Funds is in the best interests of each Fund’s shareholders. In connection with the Reorganization, you should note the following:

•                                          The Reorganization is expected to qualify as a tax-free transaction;

•                                          The value of your investment will not change as a result of the Reorganization; and

•                                          The Reorganization is also expected to provide shareholders of both Funds with the opportunity to potentially benefit from economies of scale.

Hartford Funds Management Company, LLC (“HFMC”), the Funds’ investment adviser, is committed to offering a differentiated product line that it believes adds value for shareholders.

The Reorganization Agreement provides for:

•                  the transfer of all of the assets of Value to Value Opportunities in exchange for shares of Value Opportunities that have an aggregate net asset value equal to the aggregate net asset value of the shares of Value on the valuation date for the Reorganization;

•                  the assumption by Value Opportunities of all of the liabilities of Value; and

•                  the distribution of shares of Value Opportunities to the shareholders of Value in complete liquidation of Value.

The Reorganization is expected to be completed on or about April 7, 2014 at 8:00 am Eastern Time based on the net asset value of each Fund as of the close of regular trading on the New York Stock Exchange on April 4, 2014, or at such earlier or later date as determined by an officer of the Company. Existing shareholders will be able to purchase shares of Value through the close of business on or about April 1, 2014. No purchases of Value’s shares will be allowed after that time except as set forth in the accompanying Combined Information Statement and Prospectus. Value was closed to new investors (except as set forth in the accompanying Combined Information Statement and Prospectus) effective January 31, 2014.

The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. We do, however, ask that you review the enclosed combined Information Statement/Prospectus, which contains information about Value Opportunities, including its investment objective, strategies, risks, performance, fees and expenses.  As of the date of the Reorganization, your assets will automatically be invested in Value Opportunities, which has a similar investment objective, similar investment strategies (through different investment styles as explained in the attached materials) and similar risk factors as Value.

Enclosed is an Information Statement/Prospectus which provides details of the Reorganization.

If you have any questions, please call the Funds at 1-888-843-7824.

Sincerely,

James E. Davey
PRESIDENT AND CHIEF EXECUTIVE OFFICER

COMBINED INFORMATION STATEMENT/PROSPECTUS

March 5, 2014

INFORMATION STATEMENT FOR:

HARTFORD VALUE FUND

(a series of The Hartford Mutual Funds, Inc.)

P.O. Box 2999

Hartford, CT 06104-2999

(860) 843-9943

PROSPECTUS FOR:

HARTFORD VALUE OPPORTUNITIES FUND

(a series of The Hartford Mutual Funds II, Inc.)

P.O. Box 2999

Hartford, CT 06104-2999

(860) 843-9943

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

QUESTIONS AND ANSWERS ABOUT THE INFORMATION STATEMENT/PROSPECTUS

General Information About the Reorganization

Q.                                    Why am I receiving this Information Statement/Prospectus?

A.                                    The Hartford Value Fund (“Value”) is being reorganized into Hartford Value Opportunities Fund (“Value Opportunities”) (the “Reorganization”). You are receiving this combined Information Statement and Prospectus (“Information Statement/Prospectus”) because you were a shareholder of Value as of the record date of the Reorganization and so that we can provide you with details about the Reorganization. Value and Value Opportunities are referred to herein as the “Funds.” Value is a series of The Hartford Mutual Funds. Value Opportunities is a series of The Hartford Mutual Funds II.

The Funds have similar investment objectives, investment strategies (through different investment styles) and similar risk factors. At the time of the Reorganization, shareholders of Value (the “Shareholders”) will become shareholders of Value Opportunities.

This Information Statement/Prospectus provides the information about Value Opportunities that Shareholders should know when evaluating the Reorganization. We suggest that you keep this Information Statement/Prospectus for your records and future reference.

All documents may be obtained without charge by writing to the address shown above or by calling 1-888-843-7824.

Q.                                    How did the Boards reach their decision to approve the Reorganization?

A.                                    In determining whether to approve the Reorganization, each Board considered, among other things, the potential impact of the Reorganization on each Fund’s shareholders and a variety of related factors, including, among others, (1) the comparability of the Funds’ investment objectives, policies and restrictions; (2) the terms and conditions of the Reorganization Agreement, including provisions intended to avoid any dilution of Shareholder interests; (3) the costs to the Funds of the Reorganization; (4) the fact that the Reorganization is intended to qualify as a tax-free reorganization under federal tax laws; (5) the fact that the pro forma net operating expenses of Value Opportunities after the Reorganization are estimated to be the same or lower than the current net operating expenses of Value, depending on the class of shares held; (6) the fact that the management fees of Value Opportunities are the same as the management fees of Value at all asset levels; (7) the fact that the Reorganization would increase the assets of Value Opportunities, which should reduce Value Opportunities’ overall costs through economies of scale with possible beneficial effects on Value Opportunities’ expense ratio; and (8) possible alternatives to the Reorganization. The Board of each Company also considered that the Reorganization does not require, and, therefore, would be effected without, a vote of Value’s Shareholders.

After careful consideration, the Boards, on behalf of their respective Fund, determined that the Reorganization is in the best interests of shareholders of Value Opportunities and Value.

Q.                                    Who is receiving this Information Statement/Prospectus?

A.                                    Shareholders of record of Value at the close of business on February 10, 2014 are receiving this Information Statement/Prospectus.

Q.                                    Who will bear the costs of the Reorganization?

A.                                    The costs relating to the Reorganization will be borne solely by Hartford Funds Management Company, LLC (“HFMC”), the investment adviser to both Funds, or its affiliates. No such costs shall be borne by Value or Value Opportunities, except for any brokerage fees and brokerage-related expenses that may be incurred in connection with the Reorganization.

Q.                                    How will the Reorganization affect me as a Shareholder?

A.                                    Upon the Closing Date, shareholders of Value will become shareholders of Value Opportunities. Specifically, shareholders of Class A, B, C, I, R3, R4, R5 and Y shares, respectively, of Value will receive shares of the corresponding class of Value Opportunities that are equal in value to their shares in Value as of the Closing Date. The number of shares you receive will depend on the relative net asset value of the Funds’ shares immediately prior to the Reorganization. Thus, although the aggregate net asset value of the shares in your account will be the same, you may receive a greater or lesser number of shares than you currently hold in Value.

Q.                                    Can I exchange or redeem my Value shares before the Reorganization takes place?

A.                                    Yes. You may exchange your Value shares for appropriate shares of another Hartford Fund, or redeem your shares, at any time before the Reorganization takes place, as set forth in Value’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction. Existing shareholders will be able to purchase shares of Value through the close of business on or about April 1, 2014. No purchases of Value’s shares will be allowed after that time, other than as follows:

•                  purchases through the reinvestment of dividends;

•                  purchases by participants in existing broker-dealer wrap fee programs;

•                  purchases by registered investment advisor and bank trust firms that have an investment allocation to Value in a fee-based, wrap or advisory account;

•                  purchases by Section 529 plans that currently include Value within one or more of their investment options;

•                  purchases by Hartford Funds funds of funds;

•                  purchases by qualified employee benefit plans, including 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have Value available to participants on or before the closing date.

Value was closed to new investors (with the exceptions outlined above) effective January 31, 2014.

General Information About the Funds

Q.                                    How comparable are the Funds’ investment objectives and investment strategies?

A.                                    Value and Value Opportunities have similar investment objectives. Value Opportunities’ investment objective is to seek capital appreciation. Value’s investment objective is to seek long-term total return. The Funds have similar investment strategies, although each Fund uses different investment styles.

Value invests 80% of its assets in equity securities of companies with market capitalizations above $2 billion, while Value Opportunities primarily invests in equity securities of companies covering a broad range of industries and market capitalizations. Value utilizes fundamental analysis to identify securities that provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples, whereas Value Opportunities focuses on securities that are believed to be undervalued and have the potential for capital appreciation.

Value may invest up to 20% of its net assets in the securities of foreign issuers and non-dollar securities, whereas Value Opportunities may invest up to 25% of its net assets in such securities.

For more information regarding each Fund’s investment strategies and styles, please see the “COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF VALUE AND VALUE OPPORTUNITIES” section below.

Q.                                    How comparable are the Funds’ risks?

A.                                    The Funds have comparable risk factors, with the exception of those risks identified immediately below.  The risks of investing in each Fund are identified in the “COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF VALUE AND VALUE OPPORTUNITIES” section below.

The following risk is unique to an investment in Value Opportunities: Mid Cap and Small Cap Stock Risk (Principal Risk).

There are no risks which are unique to an investment in Value.

Additional Information is Available. This Information Statement/Prospectus provides the information about Value Opportunities that Shareholders should know when evaluating the Reorganization. We suggest that you keep this Information Statement/Prospectus for your records and future reference. A Statement of Additional Information (“SAI”) dated March 1, 2014 relating to this Information Statement/Prospectus, and containing additional information about the Reorganization Agreement and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated herein by reference.  In addition, the following documents have been filed with the SEC and are available, without charge, on the Funds’ website at www.hartfordfunds.com, by calling 1-888-843-7824, or by writing to the Hartford Funds at P.O. Box 55022, Boston, MA 02205-5022: the Prospectuses of Value and Value Opportunities (File Nos. 811-07589 (Value and Value Opportunities)); and each Fund’s annual report dated October 31, 2013 and semi-annual report dated April 30, 2013 (File Nos. 811-07589 (Value and Value Opportunities)). Shareholders receiving this Information Statement/Prospectus will also receive a copy of Value Opportunities’ Summary Prospectus, dated March 1, 2014, which will be mailed on or about March 14, 2014.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY OTHER REPRESENTATION OR INFORMATION, YOU SHOULD NOT RELY ON THOSE OTHER REPRESENTATIONS OR INFORMATION SINCE NEITHER VALUE NOR VALUE OPPORTUNITIES HAS AUTHORIZED THOSE REPRESENTATIONS.

INTRODUCTION

You should read this entire Information Statement/Prospectus carefully.  For additional information, you should consult each Fund’s Prospectus and the Combined Statement of Additional Information of the Companies (File Nos. 333-02381/811-07589 (Value) and 002-11387/811-00558 (Value Opportunities)), as supplemented, and the Reorganization Agreement.  A copy of the Reorganization Agreement is attached hereto as APPENDIX A.

THE REORGANIZATION

At a meeting held on December 13, 2013, the Boards reviewed a proposal from HFMC regarding the future of Value, given HFMC’s belief that Value would not experience meaningful future net inflows or growth in assets. For the reasons set forth herein, each Board, on behalf of its respective Fund, approved a Reorganization Agreement that provides for the reorganization of Value into Value Opportunities. The Reorganization does not require shareholder approval.  The Reorganization is expected to occur on or about April 7, 2014 (the “Closing Date”), at which time you will receive shares of Value Opportunities of the same class and of equal value to your shares in Value as of the Closing Date.

The Reorganization Agreement provides for:

•                              the transfer of all of the assets of Value to Value Opportunities in exchange for shares of Value Opportunities that have an aggregate net asset value equal to the aggregate net asset value of the shares of Value on the valuation date for the Reorganization;

•                              the assumption by Value Opportunities of all of the liabilities of Value; and

•                              the distribution of shares of Value Opportunities to the shareholders of Value in complete liquidation of Value.

The Reorganization is expected to be completed on the Closing Date at 8:00 am Eastern Time based on the net asset value of each Fund’s shares as of the close of business on the New York Stock Exchange on April 4, 2014 (the “Valuation Date”) and after the declaration of any dividends on April 4, 2013. Existing shareholders will be able to purchase shares of Value through the close of business on or about April 1, 2014. No purchases of Value’s shares will be allowed after that time, other than as follows:

•                  purchases through the reinvestment of dividends;

•                  purchases by participants in existing broker-dealer wrap fee programs;

•                  purchases by registered investment advisor and bank trust firms that have an investment allocation to Value in a fee-based, wrap or advisory account;

•                  purchases by Section 529 plans that currently include Value within one or more of their investment options;

•                  purchases by Hartford Funds funds of funds;

•                  purchases by qualified employee benefit plans, including 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have Value available to participants on or before the closing date.

The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. As of the date of the Reorganization, your assets will automatically be invested in Value Opportunities, which has a similar investment objective investment strategies (through different investment styles as explained below) and similar risk factors as Value.

Effects of the Reorganization on Shareholders

The Reorganization Agreement approved by each Board provides for the reorganization of Value with and into Value Opportunities in exchange for Class A, B, C, I, R3, R4, R5 and Y shares issued by Value Opportunities. The net asset value of the Class A, B, C, I, R3, R4, R5 and Y shares, respectively, issued by Value Opportunities in connection with the Reorganization will be equal at the time of the Reorganization to the net asset value of the Class A, B, C, I, R3, R4, R5 and Y shares, respectively, of Value acquired by Value Opportunities. As a result of the Reorganization, each Shareholder of Value will cease to be a shareholder of that Fund and will instead become a shareholder of Value Opportunities and will own that number of full and fractional Class A, B, C, I, R3, R4, R5 and Y shares of Value Opportunities that have an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the Class A, B, C, I, R3, R4, R5 and Y shares, respectively, of Value that were held by that Shareholder at the Valuation Date.

Tax Consequences

Value Opportunities and Value anticipate receiving a tax opinion from Dechert LLP to the effect that, based on certain facts, assumptions and representations, the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, in general, no gain or loss will be recognized for federal income tax purposes by Value or its shareholders as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is included under “INFORMATION ABOUT THE REORGANIZATION — Tax Considerations.”

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF VALUE AND VALUE OPPORTUNITIES

At the December 2013 Board meeting, the Board of The Hartford Mutual Funds II approved a reduction in the management fee schedule of Value Opportunities. This change took effect on February 28, 2014. Accordingly, when determining whether to approve the Reorganization Agreement, the Boards considered and evaluated the Reorganization in light of the modified management fee schedule applicable to Value Opportunities. The information presented in the table below reflects the investment objectives, principal investment strategies, risks and expenses of Value Opportunities in effect at the time of Reorganization.

The investment objectives, principal investment strategies, and risks of Value and Value Opportunities are similar in many respects.  Each Fund is managed by the same investment adviser and sub-adviser.  The charts and summaries below describe the important similarities and differences between Value and Value Opportunities.  There can be no assurance that either Value or Value Opportunities will achieve its stated goal.  Each Fund’s investment objective may be changed by its respective Board without approval of the shareholders of the Fund.

There are some differences in the investment objectives, principal investment strategies and principal investment risks of Value and Value Opportunities, including:

•                          Value seeks long-term total return, while Value Opportunities seeks capital appreciation.

•                          Value invests 80% of its assets in equity securities of companies with market capitalizations above $2 billion, whereas Value Opportunities primarily invests in equity securities of companies covering a broad range of industries and market capitalizations.

•                          Value may invest up to 20% of its net assets in the securities of foreign issuers and non-dollar securities, whereas Value Opportunities may invest up to 25% of its net assets in such securities.

•                          Value utilizes fundamental analysis to identify securities that provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples, whereas Value Opportunities focuses on securities that are believed to be undervalued and have the potential for capital appreciation.

•                          The Funds have the same principal investment risks, except that Value Opportunities also identifies Mid Cap and Small Cap Stock Risk as a principal investment risk.

There are no material differences between the rights of shareholders of Value and Value Opportunities.

	VALUE	VALUE OPPORTUNITIES
Investment objective	Seeks long-term total return.	Seeks capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify securities that provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers and non-dollar securities.

The Fund employs what is often called a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries.

Under normal circumstances, the Fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation.  The Fund may invest up to 25% of its net assets in securities of foreign issuers and non-dollar securities.

The Fund’s investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace.  The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities.

Principal Risks

The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank

The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank

VALUE	VALUE OPPORTUNITIES

deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk - Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk - Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee

Value Orientation Risk - Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee

	VALUE	VALUE OPPORTUNITIES
that the Fund’s investment objective will be achieved.

that the Fund’s investment objective will be achieved.

Mid Cap and Small Cap Stock Risk -  Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies.  Many of these companies are young and have limited operating or business history.  These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Fundamental Investment Restrictions	Fundamental investment restrictions are identical to those of Value Opportunities.	Fundamental investment restrictions are identical to those of Value.

Investment Manager and Management Fees

HFMC

The Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets, shown below.

The management fee set forth in the Fund’s investment advisory agreement is: 0.7000% of the first $500 million, 0.6000% of the next $500 million, 0.5900% of the next $1.5 billion, 0.5850% of the next $2.5 billion, 0.5800% of the next $5 billion, and 0.5750% in excess of $10 billion annually of the Fund’s average daily net assets.

HFMC

The Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets, shown below.

The management fee set forth in the Fund’s investment advisory agreement is: 0.7000% of the first $500 million, 0.6000% of the next $500 million, 0.5900% of the next $1.5 billion, 0.5850% of the next $2.5 billion, 0.5800% of the next $5 billion, and 0.5750% in excess of $10 billion annually of the Fund’s average daily net assets.

Investment Sub-Adviser and Sub-Advisory Fees	Wellington Management HFMC, not the Fund, pays a sub-advisory fee to Wellington Management.	Wellington Management HFMC, not the Fund, pays a sub-advisory fee to Wellington Management.

Portfolio Manager(s)	Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington	David W. Palmer, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management

	VALUE	VALUE OPPORTUNITIES
Management Ian R. Link, CFA, Director and Equity Portfolio Manager of Wellington Management

Net Assets (as of 10/31/13)	$203 million	$153 million

REASONS FOR THE REORGANIZATION

The Reorganization is being proposed to address Value’s ongoing low asset levels and lack of growth.  The Reorganization is expected to provide Value shareholders with lower net operating expenses as well as a greater opportunity to realize economies of scale.

HFMC, the investment adviser for both Value and Value Opportunities, or its affiliates will bear all costs associated with the Reorganization, except for any brokerage fees and brokerage-related expenses.

BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATION

The Reorganization was presented to the Boards of the Companies for consideration and approval at a meeting held on December 13, 2013.  For the reasons discussed below, the Directors, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Directors”), of each Company determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each Fund and its shareholders.

The Boards considered a number of factors, including the following:

•                              The Reorganization would address the ongoing low asset levels in Value and provide an opportunity for shareholders to potentially realize economies of scale.  Although Value Opportunities has a smaller asset base than Value, Value has experienced substantial outflows in recent years, and HFMC believes that Value Opportunities has stronger prospects for growth.

•                              Value and Value Opportunities have similar investment objectives. Value’s investment objective is to seek long-term total return. Value Opportunities’ investment objective is to seek capital appreciation.

•                              Value and Value Opportunities have similar investment strategies (although different investment styles) and similar risk factors.

•                              Both Value and Value Opportunities have a four-star rating from Morningstar.  Value Opportunities has also generated better performance over the past 1-, 3-, and 5-year periods than Value.

•                              Value Opportunities’ management fee schedule provides for the same fee rate at all assets levels as Value. The Reorganization is also expected to result in the same or lower net operating expenses for shareholders of Value, depending on the class of shares held.

•                              Value and Value Opportunities have the same investment adviser, HFMC, and sub-adviser, Wellington Management. HFMC will continue to oversee the investment program of Value Opportunities and the performance of Wellington Management after consummation of the Reorganization.

•                              Although Value is a series of The Hartford Mutual Funds and Value Opportunities is a series of The Hartford Mutual Funds II, the same directors serve on the Boards of both Funds.

•                              The share purchase and redemption provisions for Value and Value Opportunities are the same.  For additional information on purchase and redemption provisions, see “MORE INFORMATION REGARDING THE FUNDS.”

•                              The Reorganization will not dilute the interests of the shareholders of the Funds.

•                              Value and Value Opportunities anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Code.  As such, shareholders of Value and Value Opportunities will not recognize gain or loss as a result of the Reorganization.  See “INFORMATION ABOUT THE REORGANIZATION — TAX CONSIDERATIONS.”

•                              HFMC or its affiliates will bear the costs of the Reorganization except for any brokerage fees and brokerage-related expenses.

•                              The share class structure of Value is identical to that of Value Opportunities.

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF VALUE OPPORTUNITIES’ INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

A discussion regarding the basis for The Hartford Mutual Fund II Board’s approval of the investment management and investment sub-advisory agreements of Value Opportunities is available in the annual report to shareholders of Value Opportunities for the fiscal year ended October 31, 2013.

COMPARISON OF FEES AND EXPENSES OF VALUE AND VALUE OPPORTUNITIES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of Value and Value Opportunities.  It is expected that combining Value into Value Opportunities in the manner proposed in the Reorganization Agreement may permit shareholders of Value Opportunities a greater opportunity to realize economies of scale.  For further information on the fees and expenses of Value Opportunities, please see “MORE INFORMATION REGARDING THE FUNDS” in this Information Statement/Prospectus.

OPERATING EXPENSES

The current expenses of each Fund, as of February 28, 2014, and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below.  Pro forma fees and expenses show estimated fees and expenses of Value Opportunities after giving effect to the proposed Reorganization as of April 7, 2014.  Pro forma numbers are estimated in good faith and are hypothetical.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of each Fund’s prospectus and the “Purchase and Redemption of Shares” section of each Fund’s statement of additional information.

Class A

			VALUE OPPORTUNITIES		VALUE OPPORTUNITIES
	VALUE FUND		FUND		PRO FORMA(1)
Shareholder Fees (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%		5.50%		5.50%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested) (2)		None (under $1 million invested) (2)		None (under $1 million invested) (2)
Exchange fees	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.70%		0.70%		0.70%
Distribution and service (12b-1 fees)	0.25%		0.25%		0.25%
Other expenses	0.27%		0.40%		0.31%
Total annual fund operating expenses	1.22%		1.35%		1.26%
Fee waiver and/or expense reimbursement	0.00	%(3)	0.13	%(4)	0.04	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.22	%(3)	1.22	%(4)	1.22	%(4)

Class B

			VALUE OPPORTUNITIES		VALUE OPPORTUNITIES
	VALUE FUND		FUND		PRO FORMA(1)
Shareholder Fees (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	5.00%		5.00%		5.00%
Exchange fees	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.70%		0.70%		0.70%
Distribution and service (12b-1 fees)	1.00%		1.00%		1.00%
Other expenses	0.58%		0.60%		0.56%
Total annual fund operating expenses	2.28%		2.30%		2.26%
Fee waiver and/or expense reimbursement	0.28	%(3)	0.38	%(4)	0.34	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	2.00	%(3)	1.92	%(4)	1.92	%(4)

Class C

			VALUE OPPORTUNITIES		VALUE OPPORTUNITIES
	VALUE FUND		FUND		PRO FORMA(1)
Shareholder Fees (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	1.00%		1.00%		1.00%
Exchange fees	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.70%		0.70%		0.70%
Distribution and service (12b-1 fees)	1.00%		1.00%		1.00%
Other expenses	0.22%		0.34%		0.24%
Total annual fund operating expenses	1.92%		2.04%		1.94%
Fee waiver and/or expense reimbursement	0.00	%(3)	0.12	%(4)	0.02	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.92	%(3)	1.92	%(4)	1.92	%(4)

Class I

			VALUE OPPORTUNITIES		VALUE OPPORTUNITIES
	VALUE FUND		FUND		PRO FORMA(1)
Shareholder Fees (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.70%		0.70%		0.70%
Distribution and service (12b-1 fees)	0.00%		0.00%		0.00%
Other expenses	0.25%		0.28%		0.24%
Total annual fund operating expenses	0.95%		0.98%		0.94%
Fee waiver and/or expense reimbursement	0.00	%(3)	0.00	%(4)	0.00	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95	%(3)	0.98	%(4)	0.94	%(4)

Class R3

			VALUE OPPORTUNITIES		VALUE OPPORTUNITIES
	VALUE FUND		FUND		PRO FORMA(1)
Shareholder Fees (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.70%		0.70%		0.70%
Distribution and service (12b-1 fees)	0.50%		0.50%		0.50%
Other expenses	0.31%		0.39%		0.31%
Total annual fund operating expenses	1.51%		1.59%		1.51%
Fee waiver and/or expense reimbursement	0.06	%(3)	0.14	%(4)	0.06	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.45	%(3)	1.45	%(4)	1.45	%(4)

Class R4

			VALUE OPPORTUNITIES		VALUE OPPORTUNITIES
	VALUE FUND		FUND		PRO FORMA(1)
Shareholder Fees (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.70%		0.70%		0.70%
Distribution and service (12b-1 fees)	0.25%		0.25%		0.25%
Other expenses	0.24%		0.28%		0.23%
Total annual fund operating expenses	1.19%		1.23%		1.18%
Fee waiver and/or expense reimbursement	0.04	%(3)	0.08	%(4)	0.03	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.15	%(3)	1.15	%(4)	1.15	%(4)

Class R5

			VALUE OPPORTUNITIES		VALUE OPPORTUNITIES
	VALUE FUND		FUND		PRO FORMA(1)
Shareholder Fees (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.70%		0.70%		0.70%
Distribution and service (12b-1 fees)	0.00%		0.00%		0.00%
Other expenses	0.19%		0.23%		0.18%
Total annual fund operating expenses	0.89%		0.93%		0.88%
Fee waiver and/or expense reimbursement	0.04	%(3)	0.08	%(4)	0.03	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.85	%(3)	0.85	%(4)	0.85	%(4)

Class Y

			VALUE OPPORTUNITIES		VALUE OPPORTUNITIES
	VALUE FUND		FUND		PRO FORMA(1)
Shareholder Fees (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.70%		0.70%		0.70%
Distribution and service (12b-1 fees)	0.00%		0.00%		0.00%
Other expenses	0.08%		0.12%		0.08%
Total annual fund operating expenses	0.78%		0.82%		0.78%
Fee waiver and/or expense reimbursement	0.00	%(3)	0.02	%(4)	0.00	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.78	%(3)	0.80	%(4)	0.78	%(4)

(1) Reflects pro forma amounts following the Reorganization.

(2) For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(3) HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class A), 2.00% (Class B), 2.00% (Class C), 1.00% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.85% (Class R5) and 0.80% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms thereafter unless HFMC or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

(4) HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.22% (Class A), 1.92% (Class B), 1.92% (Class C), 1.00% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.85% (Class R5) and 0.80% (Class Y).  In addition, HASCO, the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  The contractual arrangement with HFMC will remain in effect until February 28, 2015. The contractual arrangement with HASCO will remain in effect until February 28, 2015, and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

(*) The management fees reflect the percentage charged to the Fund based on the management fee rate schedule set forth in the Management and Performance section of the prospectus and the aggregate net assets of the Fund as a whole.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the Funds and in Value Opportunities (after the Reorganization) on a pro forma basis.  The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Class A

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$667	$916	$1,183	$1,946
VALUE OPPORTUNITIES FUND	$667	$942	$1,237	$2,074
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$667	$924	$1,200	$1,986

Class B

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$703	$986	$1,395	$2,326
VALUE OPPORTUNITIES FUND	$695	$982	$1,396	$2,367
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$695	$974	$1,379	$2,316

Class C

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$295	$603	$1,037	$2,243
VALUE OPPORTUNITIES FUND	$295	$628	$1,087	$2,359
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$295	$607	$1,045	$2,263

Class I

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$97	$303	$525	$1,166
VALUE OPPORTUNITIES FUND	$100	$312	$542	$1,201
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$96	$300	$520	$1,155

Class R3

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$148	$471	$818	$1,796
VALUE OPPORTUNITIES FUND	$148	$488	$852	$1,877
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$148	$471	$818	$1,796

Class R4

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$117	$374	$650	$1,440
VALUE OPPORTUNITIES FUND	$117	$382	$668	$1,482
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$117	$372	$646	$1,429

Class R5

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$87	$280	$489	$1,092
VALUE OPPORTUNITIES FUND	$87	$288	$507	$1,136
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$87	$278	$485	$1,082

Class Y

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$80	$249	$433	$966
VALUE OPPORTUNITIES FUND	$82	$260	$453	$1,012
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$80	$249	$433	$966

You would pay the following expenses if you did not redeem your shares:

Class A

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$667	$916	$1,183	$1,946
VALUE OPPORTUNITIES FUND	$667	$942	$1,237	$2,074
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$667	$924	$1,200	$1,986

Class B

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$203	$686	$1,195	$2,326
VALUE OPPORTUNITIES FUND	$195	$682	$1,196	$2,367
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$195	$674	$1,179	$2,316

Class C

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$195	$603	$1,037	$2,243
VALUE OPPORTUNITIES FUND	$195	$628	$1,087	$2,359
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$195	$607	$1,045	$2,263

Class I

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$97	$303	$525	$1,166
VALUE OPPORTUNITIES FUND	$100	$312	$542	$1,201
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$96	$300	$520	$1,155

Class R3

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$148	$471	$818	$1,796
VALUE OPPORTUNITIES FUND	$148	$488	$852	$1,877
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$148	$471	$818	$1,796

Class R4

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$117	$374	$650	$1,440
VALUE OPPORTUNITIES FUND	$117	$382	$668	$1,482
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$117	$372	$646	$1,429

Class R5

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$87	$280	$489	$1,092
VALUE OPPORTUNITIES FUND	$87	$288	$507	$1,136
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$87	$278	$485	$1,082

Class Y

	Year 1	Year 3	Year 5	Year 10
VALUE FUND	$80	$249	$433	$966
VALUE OPPORTUNITIES FUND	$82	$260	$453	$1,012
VALUE OPPORTUNITIES FUND PRO FORMA (1)	$80	$249	$433	$966

(1) Reflects pro forma amounts following the Reorganization.

PORTFOLIO TURNOVER

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Funds’ performance.  During the most recent fiscal year, the portfolio turnover rate for Value was 21% and the portfolio turnover rate for Value Opportunities was 81%, in each case of the average value of its portfolio.

MANAGEMENT AND PERFORMANCE OF VALUE OPPORTUNITIES

THE INVESTMENT ADVISER AND SUB-ADVISER

HFMC has overall responsibility for the management of Value Opportunities.  For such services, Value Opportunities pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of Value Opportunities’ average daily net assets. The investment management fee paid by Value Opportunities to HFMC, as of February 28, 2014, is shown below:

AVERAGE DAILY NET ASSETS	RATE
First $500 million	0.7000%
Next $500 million	0.6000%
Next $1.5 billion	0.5900%
Next $2.5 billion	0.5850%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5750%

For more information about HFMC, see “MORE INFORMATION REGARDING THE FUNDS — INVESTMENT MANAGEMENT ARRANGEMENTS” below.

HFMC has entered into a sub-advisory agreement with Wellington Management to provide day-to-day management for Value Opportunities’ portfolio (the “Agreement”).  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of September 30, 2013, Wellington Management had investment management authority with respect to approximately $799 billion in assets.

Pursuant to the Agreement, Wellington Management, subject to the general supervision of the Board and HFMC, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of Value Opportunities and furnishing the Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the Fund.  For such services, Wellington Management receives compensation from HFMC, not Value Opportunities.

The following individuals have responsibility for the day-to-day management of Value Opportunities:

David W. Palmer, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for Value Opportunities since its inception in 2005.  Mr. Palmer joined Wellington Management as an investment professional in 1998.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for Value Opportunities since its inception in 2001.  Mr. Mordy joined Wellington Management as an investment professional in 1985.

Value Opportunities’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in Value Opportunities.

EXPENSE CAPS

The following information supplements the information regarding contractual expense reimbursements under “COMPARISON OF FEES AND EXPENSES OF VALUE AND VALUE OPPORTUNITIES.”

With respect to Value Opportunities, HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.22% (Class A), 1.92% (Class B), 1.92% (Class C), 1.00% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.85% (Class R5) and 0.80% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), Value Opportunities’ transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms thereafter unless HFMC or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of Value Opportunities.

PERFORMANCE OF VALUE AND VALUE OPPORTUNITIES

The performance information below indicates the risks of investing in Value and Value Opportunities.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Would be lower if each Fund’s operating expenses had not been limited.

The bar charts:

•                  Show how each Fund’s total return has varied from year to year

•                  Do not include the effect of sales charges.  If sales charges were reflected in the bar charts, returns would have been lower

•                  Show the returns of each Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The table following each Fund’s bar chart shows returns for the Fund over time compared to those of one or more broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “PERFORMANCE NOTES” section following the table.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

VALUE FUND —

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  16.17% (2nd quarter, 2009)   Lowest  -19.57% (4th quarter, 2008)

The Fund’s Class A shares year-to-date return as of December 31, 2013 was 30.80%.

Average annual total returns for periods ending December 31, 2013
(including sales charges)

	1 Year	5 Years	10 Years
Share Classes
Class A - Return Before Taxes	23.61%	14.49%	7.19%
- After Taxes on Distributions	17.93%	13.05%	6.22%
- After Taxes on Distributions and Sale of Fund Shares	16.94%	11.62%	5.78%
Share Classes (Return Before Taxes)
Class B	24.82%	14.72%	7.17%
Class C	28.91%	14.95%	7.01%
Class I	31.13%	16.07%	8.00%
Class R3	30.47%	15.51%	7.72%
Class R4	30.98%	15.85%	7.95%
Class R5	31.30%	16.21%	8.18%
Class Y	31.34%	16.30%	8.26%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	32.53%	16.67%	7.58%

PERFORMANCE NOTES

The following notes supplement the performance table above and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on May 31, 2007.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

VALUE OPPORTUNITIES FUND —

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  25.71% (2nd quarter, 2009)   Lowest  -20.89% (4th quarter, 2008)

The Fund’s Class A shares year-to-date return as of December 31, 2013 was 32.09%.

Average annual total returns for periods ending December 31, 2013
(including sales charges)

	1 Year	5 Years	10 Years
Share Classes
Class A - Return Before Taxes	24.82%	18.86%	6.71%
- After Taxes on Distributions	24.69%	18.73%	6.10%
- After Taxes on Distributions and Sale of Fund Shares	14.15%	15.41%	5.44%
Share Classes (Return Before Taxes)
Class B	26.12%	19.19%	6.75%
Class C	30.11%	19.31%	6.51%
Class I	32.53%	20.53%	7.52%
Class R3	31.79%	19.93%	7.19%
Class R4	32.16%	20.29%	7.43%
Class R5	32.54%	20.62%	7.65%
Class Y	32.63%	20.65%	7.71%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)	32.69%	16.75%	7.66%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	32.53%	16.67%	7.58%

PERFORMANCE NOTES

The following notes supplement the performance table above and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

The Reorganization Agreement provides for the transfer of all of the assets and liabilities of Value to Value Opportunities solely in exchange for corresponding Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 or Class Y shares of Value Opportunities.  Value will distribute the shares of Value Opportunities received in the exchange to its shareholders, and then Value will be liquidated.

After the Reorganization, each shareholder of Value will own shares in Value Opportunities having an aggregate value equal to the aggregate value of shares of Value held by that shareholder as of the close of business on the business day preceding the Closing Date.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of Value Opportunities in the names of the shareholders of Value and transferring to those shareholders’ accounts the same class of shares representing such shareholders’ interests previously credited to the accounts of Value.  No sales charges or fees of any kind will be charged to the shareholders of Value in connection with their receipt of shares of Value Opportunities in the Reorganization.

Until the Closing Date, shareholders of Value will continue to be able to redeem their shares.  Redemption requests received after the Closing Date will be treated as requests for the redemption of Value Opportunities shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including that the Board of The Hartford Mutual Funds II shall have approved an amendment to Value Opportunities’ investment advisory agreement such that on the Closing Date Value Opportunities’ and Value’s investment advisory agreements will not be materially different.  The Reorganization Agreement also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be amended or terminated by mutual agreement of the parties or on certain other grounds.  For a complete description of the terms and conditions of the Reorganization, see the Agreement and Plan of Reorganization at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Agreement.

TAX CONSIDERATIONS

The Reorganization is expected to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  It is intended that, as a result of the Reorganization:

(1) the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a);

(2) the Shareholders will recognize no gain or loss on their receipt of voting shares of Value Opportunities solely in exchange for their voting shares of Value pursuant to the Reorganization;

(3) Value will not recognize gain or loss on the transfer of all of its assets to Value Opportunities solely in exchange for voting shares of Value Opportunities and the assumption by Value Opportunities of Value’s Liabilities pursuant to the Reorganization, except that Value may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(4) Value will not recognize gain or loss on its distribution of the voting shares of Value Opportunities to its Shareholders pursuant to the liquidation of Value;

(5) Value Opportunities will not recognize gain or loss on its acquisition of all of the assets of Value solely in exchange for voting shares of Value Opportunities and the assumption by Value Opportunities of Value’s liabilities;

(6) the aggregate tax basis of the voting shares of Value Opportunities received by each of Value’s Shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of Value surrendered in exchange therefor;

(7) the holding period of the voting shares of Value Opportunities received by each of the Shareholders pursuant to the Reorganization will include the period that the Shareholder held the voting shares of Value exchanged therefor, provided that the Shareholder held such shares as a capital asset on the date of the Reorganization;

(8) Value Opportunities’ basis in the assets of Value received pursuant to the Reorganization will equal Value’s basis in the assets immediately before the Reorganization; and

(9) Value Opportunities’ holding period in Value’s assets received pursuant to the Reorganization will include the period during which Value held the assets (except where investment activities of Value Opportunities have the effect of reducing or eliminating a holding period with respect to an asset).

Shareholders of Value should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

As a condition to the Closing, the Funds will request an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

In addition, as of October 31, 2013, Value Opportunities had estimated capital loss carryovers of $34,557.  As of October 31, 2013, Value had no capital loss carryovers.  The amount of the Funds’ capital loss carryovers as of the date of the Reorganization may differ substantially from these amounts.  Value Opportunities’ ability to use the capital loss carryovers of Value, if any, to offset gains of Value Opportunities in a given year after the Reorganization may be limited by loss limitation rules under Federal tax law.  If capital loss carryovers of Value are limited by those rules, it is possible that the limitations could result in a portion of Value’s capital loss carryovers, if any, eventually expiring unused.  The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, Value and Value Opportunities at the time of the Reorganization and thus cannot be calculated precisely at this time.

EXPENSES OF THE REORGANIZATION

HFMC or its affiliates will bear all of the expenses relating to the Reorganization, except any brokerage fees and any brokerage-related expenses.  The costs of the Reorganization shall include, but not be limited to preparation of the Information Statement/Prospectus, printing and distributing the Information Statement/Prospectus, legal fees, accounting fees and securities registration fees.

ACCOUNTING SURVIVOR

Value Opportunities will be the accounting survivor of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

Value is a series of The Hartford Mutual Funds, while Value Opportunities is a series of The Hartford Mutual Funds II.  Each Company is a Maryland corporation registered as an open-end management investment company.  Each Company is governed by its respective Board, which currently consist of nine (9) directors, seven (7) of whom are not “interested persons” (as defined in the 1940 Act).  The same nine directors serve on the Board of each Company.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Dividends from net investment income and capital gains of the Funds are normally declared and paid annually.

Notwithstanding the foregoing, each Company’s Board has delegated authority to each Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, each Fund reserves the right to change its dividend distribution policy at the discretion of the Board. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824. Any election by Value shareholders to receive dividends in cash will remain in effect with respect to the Value Opportunities shares you receive following the Reorganization. Your election will remain in effect with respect to your interest in Growth Opportunities unless and until you provide notice to the Company of your intention to revoke such election.

DISCLOSURE OF FUND HOLDINGS

Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its web site its largest ten holdings in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

CAPITALIZATION OF THE FUNDS

The following table shows on an unaudited basis the capitalization of each Fund and the capitalization of Value Opportunities after the Reorganization on a pro forma basis after giving effect to the Reorganization, each as of October 31, 2013.

	NET ASSETS (THOUSANDS)	NET ASSET VALUE PER SHARE	SHARES OUTSTANDING (THOUSANDS)
HARTFORD VALUE OPPORTUNITIES FUND — CLASS A	$118,203	$18.31	6,455
HARTFORD VALUE OPPORTUNITIES FUND — CLASS B	$3,825	$16.36	234
HARTFORD VALUE OPPORTUNITIES FUND — CLASS C	$11,059	$16.29	679
HARTFORD VALUE OPPORTUNITIES FUND — CLASS I	$7,908	$18.12	436
HARTFORD VALUE OPPORTUNITIES FUND — CLASS R3	$1,480	$18.50	80
HARTFORD VALUE OPPORTUNITIES FUND — CLASS R4	$7,271	$18.64	390
HARTFORD VALUE OPPORTUNITIES FUND — CLASS R5	$1,909	$18.76	102
HARTFORD VALUE OPPORTUNITIES FUND — CLASS Y	$1,149	$18.82	61
TOTAL	$152,804
HARTFORD VALUE FUND — CLASS A	$94,834	$14.70	6,452
HARTFORD VALUE FUND — CLASS B	$2,125	$14.37	148
HARTFORD VALUE FUND — CLASS C	$20,132	$14.28	1,410
HARTFORD VALUE FUND — CLASS I	$17	$14.61	1,138
HARTFORD VALUE FUND — CLASS R3	$3,123	$14.34	218
HARTFORD VALUE FUND — CLASS R4	$11,197	$14.51	772
HARTFORD VALUE FUND — CLASS R5	$23,850	$14.58	1,636
HARTFORD VALUE FUND — CLASS Y	$31,428	$14.63	2,148
TOTAL	$186,706
HARTFORD VALUE OPPORTUNITIES FUND — PRO FORMA — INCLUDING HARTFORD VALUE FUND — CLASS A (1)	$213,037	$18.31	11,634
HARTFORD VALUE OPPORTUNITIES FUND — PRO FORMA — INCLUDING HARTFORD VALUE FUND — CLASS B (1)	$5,950	$16.35	364
HARTFORD VALUE OPPORTUNITIES FUND — PRO FORMA — INCLUDING HARTFORD VALUE FUND — CLASS C (1)	$31,191	$16.29	1,915
HARTFORD VALUE OPPORTUNITIES FUND — PRO FORMA — INCLUDING HARTFORD VALUE FUND — CLASS I (1)	$7,925	$18.13	437
HARTFORD VALUE OPPORTUNITIES FUND — PRO FORMA — INCLUDING HARTFORD VALUE FUND — CLASS R3 (1)	$4,603	$18.49	249
HARTFORD VALUE OPPORTUNITIES FUND — PRO FORMA — INCLUDING HARTFORD VALUE FUND — CLASS R4 (1)	$18,468	$18.64	991
HARTFORD VALUE OPPORTUNITIES FUND — PRO FORMA — INCLUDING HARTFORD VALUE FUND — CLASS R5 (1)	$25,759	$18.76	1,373
HARTFORD VALUE OPPORTUNITIES FUND — PRO FORMA — INCLUDING HARTFORD VALUE FUND — CLASS Y (1)	$32,577	$18.82	1,731
TOTAL	$339,510

(1) Reflects pro forma amounts following the Reorganization.

GENERAL INFORMATION

INVESTMENT MANAGER, TRANSFER AGENT, AND PRINCIPAL UNDERWRITER

HFMC, the Funds’ investment manager and principal underwriter, is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.  HASCO, each Fund’s transfer agent, is located at 30 Dan Road, Suite 55022, Canton, MA 02021-2809.  HFMC and HASCO are affiliates of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”) serves as the Independent Registered Public Accounting Firm for each Fund. E&Y is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of E&Y is 220 South 6th Street, Suite 1400, Minneapolis, Minnesota 55402.

SHAREHOLDER REPORTS

Shareholders can find important information about each Fund in its annual report dated October 31, 2013 and semi-annual report dated April 30, 2013, each of which has been previously mailed to shareholders.

A free copy of each Annual/Semi-Annual Report and each Fund’s prospectus is available on the Funds’ website at www.hartfordfunds.com, upon request by writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 or by calling 1-888-843-7824.

BENEFICIAL OWNERS

As of February 10, 2014, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund’s shares.  As of February 10, 2014, to the knowledge of The Hartford Mutual Funds and The Hartford Mutual Funds II, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Funds, except as listed in Appendix [   ].

As of October 31, 2013, none of the Independent Directors (or their immediate family members) had share ownership in securities of The Hartford Mutual Funds’ or The Hartford Mutual Funds II’s investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

INFORMATION ABOUT THE FUNDS

The Hartford Mutual Funds and The Hartford Mutual Funds II are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and file reports and other information with the SEC.  Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.  The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

MORE INFORMATION REGARDING THE FUNDS

The following information applies to Value and Value Opportunities.

INVESTMENT MANAGEMENT ARRANGEMENTS

The assets of the Funds are managed by HFMC, which selects sub-advisers, which in turn employ portfolio manager(s) in connection with their management of the Funds.  All such advisers to the Funds are overseen by each Fund’s respective Board.  You can find additional information about each Company’s directors and officers in the Funds’ Statement of Additional Information dated February 28, 2014.  HFMC hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with Wellington Management with respect to the Funds.  The investment manager also monitors the sub-advisers’ buying and selling of securities.  For the sub-advisory services it provides to each Fund, Wellington Management is paid a sub-advisory fee by HFMC, not the Fund.

HFMC is a wholly owned subsidiary of The Hartford, a Connecticut financial services company.

Hartford Funds Distributors, LLC (“HFD”) and/or its affiliates may pay, out of their own resources and not out of Fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries.  See the subsection titled “PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES” in this section of this Information Statement/Prospectus.

HFMC relies on an exemptive order from the SEC under which it uses a “Manager of Managers” structure.  HFMC has responsibility, subject to oversight by the Board, to oversee each Fund’s sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits HFMC to appoint a sub-adviser not affiliated with HFMC, with the approval of the Board and without obtaining approval from a Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the affected shareholders will receive information about the new sub-advisory relationship.

DISTRIBUTION ARRANGEMENTS

HFD serves as the principal underwriter for the Funds pursuant to an Underwriting Agreement approved by the Board of each Company.  HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).  Shares of the Funds are continuously offered and sold by selected broker-dealers who have selling agreements with HFD.  Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Funds.  Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature.  HFD is not obligated to sell any specific amount of shares of the Funds.

DISTRIBUTION PLANS — CLASS A, CLASS B, CLASS C, CLASS R3 AND CLASS R4 SHARES

Each Company, on behalf of its respective Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Board in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA rule regarding asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of a Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

CLASS R3 PLAN Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

CLASS R4 PLAN Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

GENERAL Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of a Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell a Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses (i.e., advertisements and sales literature); and (e) other distribution related expenses and for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans which means that a Fund pays HFD the entire fee regardless of HFD’s expenditures.  Conversely, even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to a Fund, for review by the applicable Board, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In the Board’s quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of each Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of a Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. Potential benefits which the Plans may provide to a Fund include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity, the ability to sell shares of a Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of each Company believes that there is a reasonable likelihood that the Plans will benefit a Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund affected thereby.  A Plan will automatically terminate in the event of its assignment.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to series of the Hartford Funds.

Commissions and Rule 12b-1 Payments

HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Funds’ Statement of Additional Information includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Servicing Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

[Additional Compensation Payments to Financial Intermediaries]

[In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.]

[The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [0.11]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[_] million in total Additional Payments to Financial Intermediaries.]

[Additional Payments may be used for various purposes and take various forms, such as:

•                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

•                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

•                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

•                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

•                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

•                  Provision of educational programs, including information and related support materials;

•                  Provision of computer hardware and software; and

•                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).]

[As of January 1, 2013, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the Funds’ Statement of Additional Information.  AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network,]

[CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC. HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.]

[Servicing Compensation to Servicing Intermediaries]

[HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.]

[The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [0.20]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[   ] in total Servicing Payments and these Servicing Payments did not exceed $[   ] for any one Servicing Intermediary.]

[Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of  per account.]

[As of January 1, 2013, HFD has entered into arrangements to pay Servicing Payments to the following entities: 401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe]

[Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HFD may in the future enter into similar arrangements with other Servicing Intermediaries.]

[As of January 1, 2013, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.] Other Servicing Intermediaries may be paid by HASCO in the future.]

TRANSACTION POLICIES

EXECUTION OF REQUESTS

Each Fund is open on those days when the New York Stock Exchange (the “Exchange”) is open, typically Monday through Friday.  Buy and sell requests are executed at the next net asset value per share (“NAV”) calculated after a shareholder’s request is received, if such shareholder’s order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

Shares of each Fund may be purchased or sold on the web, by telephone, by wire or by mail.  Existing shareholders may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided in each Fund’s prospectus and will be sent from that address to the transfer agent for processing.  Requests to purchase or sell Fund shares will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone.  During these times, shareholders should consider visiting www.hartfordfunds.com or consider sending their request in writing.

In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

REQUESTS IN “GOOD ORDER”

All purchase and redemption requests must be received by a Fund in “good order.” This means that a shareholder’s request must include:

•     The shareholder’s name, date of birth, residential address, and social security number.

•     The Fund name, share class and account number.

•     The amount of the transaction (in dollars or shares).

•     Signatures of all owners exactly as registered on the account (for mail requests).

•     Medallion signature guarantee or Signature Validation Program stamp (if required).

•     Any supporting legal documentation that may be required.

EXCHANGES

Shareholders may exchange one class of shares of one fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Shareholders may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

Each Fund reserves the right at any time in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.

Shareholders that intend to trade frequently or use market timing investment strategies should not purchase the Hartford Funds.

The Board of each Company has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2)  Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

PURCHASE AND SALE OF FUND SHARES.

Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of Value Opportunities’ prospectus.

You may sell your shares of the Funds on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.

VALUATION OF SHARES

The NAV is determined for each class of a Fund’s shares as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (for purposes of this section, the “Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of that Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in a Fund’s portfolio for which market quotes are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or instrument as determined in good faith under policies and procedures established by and under the supervision of that Fund’s board of directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of a Fund.  The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.  Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded.  There can be no assurance that a Fund could obtain the fair value assigned to an investment if a Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by a Fund’s Board.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions.  Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending.  Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by a Fund’s Board.

For additional information regarding particular types of investments, please see the “DETERMINATION OF NET ASSET VALUE” section of the Funds’ Statement of Additional Information.

TAXES

TAXABILITY OF DIVIDENDS

Unless a shareholder holds shares in a tax-advantaged account, dividends and distributions received from a Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long a Fund shareholder has held its shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by a Fund to tax-deferred retirement plan accounts are not taxable currently.

TAXABILITY OF TRANSACTIONS

Unless a shareholder holds shares in a tax-advantaged account, any time a shareholder sells or exchanges shares, it is considered a taxable event for such shareholder.  Shareholders may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long such shareholder held its shares.  Shareholders are responsible for any tax liabilities generated by their transactions.  Shareholders should consult their tax advisor if they sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholders may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

ADDITIONAL INFORMATION

A Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to a shareholder if such shareholder fails to provide the Fund with correct taxpayer identification number or to make required certifications, or if such shareholder has been notified by the Internal Revenue Service (“IRS”) that it is subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against such shareholder’s U.S. federal income tax liability.

IRS Regulations require a Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  A Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, a Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, a shareholder’s request must be received in writing by completing the appropriate part of its account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

A Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to any shareholder that is a non-resident alien or foreign entity and there is no applicable tax treaty or if such shareholder is claiming reduced withholding under a tax treaty and has not properly completed and signed the appropriate IRS Form W-8.  Shareholders, as applicable, also must complete and send to us the appropriate IRS Form W-8 to certify such shareholder’s foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from a Fund may also be subject to state, local and foreign taxes.  Shareholders should consult their own tax advisor regarding the particular tax consequences of an investment in a Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice.  Shareholders should consult their personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS FOR VALUE OPPORTUNITIES

The financial highlights table for Value Opportunities is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Value Opportunities share.  The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in Value Opportunities (assuming reinvestment of all dividends and distributions).  The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, Value Opportunities’ independent registered public accounting firm, whose report, along with Value Opportunities’ financial statements and financial highlights, is included in Value Opportunities’ annual report, which is available upon request.

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets Before Adjustments (C)	Ratio of Expenses to Average Net Assets After Adjustments (C)	Ratio of Net Investment Income to Average Net Assets
For the Year Ended October 31, 2013
A	$14.02	$0.11	$4.40	$4.51	$(0.22)	$—	$(0.22)	$18.31	32.53%	$118,203	1.44%	1.35%	0.67%
B	12.54	—	3.93	3.93	(0.11)	—	(0.11)	16.36	31.50	3,825	2.39	2.10	(0.03)
C	12.49	(0.01)	3.93	3.92	(0.12)	—	(0.12)	16.29	31.59	11,059	2.13	2.10	(0.07)
I	13.87	0.16	4.34	4.50	(0.25)	—	(0.25)	18.12	32.93	7,908	1.07	1.06	0.95
R3	14.16	0.08	4.45	4.53	(0.19)	—	(0.19)	18.50	32.31	1,480	1.68	1.55	0.49
R4	14.27	0.13	4.47	4.60	(0.23)	—	(0.23)	18.64	32.62	7,271	1.32	1.25	0.78
R5	14.36	0.18	4.50	4.68	(0.28)	—	(0.28)	18.76	33.06	1,909	1.02	0.95	1.08
Y	14.41	0.19	4.50	4.69	(0.28)	—	(0.28)	18.82	33.06	1,149	0.91	0.90	1.17

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets Before Adjustments(C)	Ratio of Expenses to Average Net Assets After Adjustments(C)	Ratio of Net Investment Income to Average Net Assets
For the Year Ended October 31, 2012
A	$12.68	$0.19	$1.27	$1.46	$(0.12)	$—	$(0.12)	$14.02	11.60%	$86,261	1.50%	1.35%	1.44%
B	11.33	0.08	1.15	1.23	(0.02)	—	(0.02)	12.54	10.85	4,388	2.44	2.10	0.65
C	11.31	0.08	1.13	1.21	(0.03)	—	(0.03)	12.49	10.74	8,880	2.17	2.10	0.67
I	12.57	0.22	1.25	1.47	(0.17)	—	(0.17)	13.87	11.87	3,995	1.11	1.09	1.70
R3	12.81	0.18	1.27	1.45	(0.10)	—	(0.10)	14.16	11.38	1,443	1.70	1.55	1.31
R4	12.90	0.21	1.30	1.51	(0.14)	—	(0.14)	14.27	11.81	6,015	1.33	1.25	1.55
R5	12.99	0.31	1.24	1.55	(0.18)	—	(0.18)	14.36	12.08	1,296	1.05	0.95	2.25
Y	13.05	0.24	1.30	1.54	(0.18)	—	(0.18)	14.41	12.00	1,076	0.92	0.90	1.77

For the Year Ended October 31, 2011 (D)
A(E)	$12.15	$0.09	$0.45	$0.54	$(0.01)	$—	$(0.01)	$12.68	4.41%	$86,456	1.46%	1.35%	0.81%
B	10.94	(0.02)	0.41	0.39	—	—	—	11.33	3.56	5,838	2.39	2.10	(0.10)
C	10.91	(0.01)	0.41	0.40	—	—	—	11.31	3.67	10,227	2.15	2.10	(0.09)
I	12.04	0.14	0.44	0.58	(0.05)	—	(0.05)	12.57	4.80	2,535	1.03	1.01	1.06
R3	12.30	0.07	0.44	0.51	—	—	—	12.81	4.15	934	1.68	1.55	0.45
R4	12.37	0.10	0.45	0.55	(0.02)	—	(0.02)	12.90	4.47	5,865	1.31	1.25	0.75
R5	12.45	0.13	0.47	0.60	(0.06)	—	(0.06)	12.99	4.81	221	1.05	0.95	1.04
Y	12.51	0.14	0.47	0.61	(0.07)	—	(0.07)	13.05	4.82	34,210	0.91	0.90	1.08

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets Before Adjustments(C)	Ratio of Expenses to Average Net Assets After Adjustments(C)	Ratio of Net Investment Income to Average Net Assets
For the Year Ended October 31, 2010
A	$10.19	$0.04	$1.97	$2.01	$(0.05)	$—	$(0.05)	$12.15	19.78%	$69,397	1.46%	1.35%	0.34%
B	9.21	(0.04)	1.78	1.74	(0.01)	—	(0.01)	10.94	18.89	7,069	2.42	2.10	(0.40)
C	9.18	(0.04)	1.77	1.73	—	—	—	10.91	18.85	10,954	2.18	2.10	(0.41)
I	10.09	0.07	1.94	2.01	(0.06)	—	(0.06)	12.04	20.00	1,494	1.05	1.05	0.64
R3	10.30	0.01	2.00	2.01	(0.01)	—	(0.01)	12.30	19.56	1,021	1.67	1.58	0.10
R4	10.37	0.05	2.00	2.05	(0.05)	—	(0.05)	12.37	19.79	5,147	1.31	1.28	0.39
R5	10.43	0.07	2.03	2.10	(0.08)	—	(0.08)	12.45	20.17	154	1.07	0.98	0.65
Y	10.47	0.08	2.04	2.12	(0.08)	—	(0.08)	12.51	20.28	29,098	0.91	0.91	0.73

For the Year Ended October 31, 2009
A	$8.22	$0.06	$2.06	$2.12	$(0.15)	$—	$(0.15)	$10.19	26.41%	$67,577	1.66%	1.20%	0.67%
B	7.42	0.02	1.87	1.89	(0.10)	—	(0.10)	9.21	25.90	7,903	2.74	1.63	0.26
C	7.38	(0.01)	1.86	1.85	(0.05)	—	(0.05)	9.18	25.33	10,158	2.39	1.98	(0.07)
I	8.15	0.06	2.05	2.11	(0.17)	—	(0.17)	10.09	26.68	1,416	1.17	1.10	0.71
R3	8.33	0.02	2.09	2.11	(0.14)	—	(0.14)	10.30	25.97	784	1.78	1.60	0.28
R4	8.39	0.04	2.11	2.15	(0.17)	—	(0.17)	10.37	26.38	3,551	1.36	1.30	0.50
R5	8.44	0.07	2.12	2.19	(0.20)	—	(0.20)	10.43	26.77	12	1.12	1.00	0.77
Y	8.48	0.11	2.08	2.19	(0.20)	—	(0.20)	10.47	26.76	7,195	0.96	0.96	1.20

(A)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(B)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Class L was merged into Class A on August 5, 2011.

Portfolio Turnover

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	81%
For the Year Ended October 31, 2012	56
For the Year Ended October 31, 2011	70
For the Year Ended October 31, 2010	87
For the Year Ended October 31, 2009	90

INDEX OF APPENDICES

Appendix A:                           Agreement and Plan of Reorganization

Part B

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [   ] day of [   ], 2014, by The Hartford Mutual Funds II, Inc., a Maryland corporation (“Hartford Mutual Funds II”), with its principal place of business at P.O. Box 2999, Hartford, CT 06104, on behalf of The Hartford Value Opportunities Fund (“Acquiring Fund”), a series of Hartford Mutual Funds II, and The Hartford Mutual Funds, Inc., a Maryland corporation (“Hartford Mutual Funds,” together with Hartford Mutual Funds II, the “Companies”), with its principal place of business at P.O. Box 2999, Hartford, CT 06104, on behalf of The Hartford Value Fund (“Acquired Fund”), a series of Hartford Mutual Funds.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”).  The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of Hartford Mutual Funds and Hartford Mutual Funds II, respectively, each a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of Hartford Mutual Funds II have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of Hartford Mutual Funds have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.              TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.                         Subject to terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein.  Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (“Closing Date”).

1.2.                         The property and assets of Hartford Mutual Funds attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”).  The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.                         The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date.  The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”).  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date..

1.4.                         Immediately following the actions contemplated by paragraph 1.1 herein, Hartford Mutual Funds shall take such actions necessary to complete the liquidation of the Acquired Fund.  To complete the liquidation, Hartford Mutual Funds, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Fund Shareholders”), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate.  Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares to be so credited to the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquired Fund Shareholders, respectively, shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date.  All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired

Fund, although share certificates representing interests in Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3.  The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares in connection with the Reorganization.

1.5.                         Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 herein.

1.6.                         Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.              VALUATION

2.1.                         The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by Hartford Mutual Funds’ Board of Directors.

2.2.                         The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and valuation procedures established by Hartford Mutual Funds II’s Board of Directors.

2.3.                         The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.

2.4.                         All computations of value shall be made by Hartford Funds Management Company, LLC (“HFMC”), in its capacity as Fund Accountant for the Companies, and shall be subject to confirmation by the Companies’ Treasurer.

3.              CLOSING AND CLOSING DATE

3.1.                         The Closing Date shall be a date to be determined by an officer of the Company, or such other date as the parties may agree.  All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time.  The Closing shall be held at the offices of the Companies.

3.2.                         Hartford Mutual Funds shall direct JPMorgan Chase Bank, N.A., as custodian for the Acquired Fund (“Custodian”), to deliver to the Companies at the Closing a certificate of an authorized officer of the Custodian stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund.  Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3.                         The Companies shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Companies (“Transfer Agent”), to deliver to the Companies at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Secretary of the Companies shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein.  At the Closing, the Companies shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4.                         In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of Hartford Mutual Funds II or Hartford Mutual Funds, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.              REPRESENTATIONS AND WARRANTIES

4.1.                         Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Hartford Mutual Funds,

Hartford Mutual Funds, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)                                 The Acquired Fund is duly organized as a series of Hartford Mutual Funds, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under Hartford Mutual Funds’ Articles of Incorporation, as amended from time to time (“Charter”), to own all of its Assets and to carry on its business as it is now being conducted;

(b)                                 Hartford Mutual Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)                                  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)                                 The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                                  On the Valuation Date, Hartford Mutual Funds, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Hartford Mutual Funds II, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)                                   The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford Mutual Funds’ Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Mutual Funds, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Mutual Funds, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)                                  All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)                                 No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Hartford Mutual Funds’ knowledge, threatened against Hartford Mutual Funds, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  Hartford Mutual Funds, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)                                     The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2013 have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(j)                                    Since October 31, 2013, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)                                 On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of Hartford Mutual Funds, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)                                     For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m)                             All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Mutual Funds and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws.  All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)                                 The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Mutual Funds, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of Hartford Mutual Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)                                 The information to be furnished by the Acquired Fund for use in registration statements, information statement materials  and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)                                 The combined information statement and prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.                         Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of Hartford Mutual Funds II, Hartford Mutual Funds II, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)                                 The Acquiring Fund is duly organized as a series of Hartford Mutual Funds II, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under Hartford Mutual Funds II’s Charter to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                                 Hartford Mutual Funds II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)                                  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)                                 The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                                  The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford Mutual Funds II’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Mutual Funds II, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Mutual Funds II, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)                                   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Hartford Mutual Funds II, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  Hartford Mutual Funds II, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(g)                                  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 2013 have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(h)                                 Since October 31, 2013, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions.  For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(i)                                     On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of Hartford Mutual Funds II no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)                                    For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code;

(k)                                 All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Mutual Funds II and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)                                     The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Mutual Funds II, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Hartford Mutual Funds II, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)                             The Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(n)                                 The information to be furnished by the Acquiring Fund for use in registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(o)                                 The Information Statement to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.              COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.                         The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.                         The Acquired Fund covenants that the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.                         Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.                         Hartford Mutual Funds, on behalf of the Acquired Fund, will prepare and file an Information Statement (referred to in paragraph 4.1(p) herein) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.  The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.5.                         The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6.                         Hartford Mutual Funds, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of Hartford Mutual Funds, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of Hartford Mutual Funds II, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.7.                         The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Hartford Mutual Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Hartford Mutual Funds’ election, to the performance by Hartford Mutual Funds II, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.                         All representations and warranties of Hartford Mutual Funds II, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.                         Hartford Mutual Funds II, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by Hartford Mutual Funds II’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of Hartford Mutual Funds II, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.                         Hartford Mutual Funds II, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Mutual Funds II, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.                         The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of Hartford Mutual Funds II, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at Hartford Mutual Funds II’s election, to the performance by Hartford Mutual Funds, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.                         All representations and warranties of Hartford Mutual Funds, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.                         Hartford Mutual Funds shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Hartford Mutual Funds;

7.3.                         Hartford Mutual Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of Hartford Mutual Funds, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.                         Hartford Mutual Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Mutual Funds, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.                         The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

7.6.                         The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Mutual Funds, on behalf of the Acquired Fund, Hartford Mutual Funds II may, at its

option, refuse to consummate the transactions contemplated by this Agreement.  If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Mutual Funds II, on behalf of the Acquiring Fund, Hartford Mutual Funds may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1.                         The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of Hartford Mutual Funds, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;

8.2.                         On the Closing Date no action, suit or other proceeding shall be pending or, to the Companies’ knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.                         All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Companies to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4.                         The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.                         The Companies shall have received the opinion of counsel to the Companies addressed to the Companies substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by counsel to the Companies of representations it shall request of the Companies.  Notwithstanding anything herein to the contrary, the Companies may not consummate such transactions contemplated by the Agreement if this condition is not satisfied; and

8.6.                         The Board of Directors of Hartford Mutual Funds II shall have approved an amendment to the Acquiring Fund’s investment advisory agreement such that on the Closing Date the Acquiring Fund’s and the Acquired Fund’s investment advisory agreements will not be materially different.

9.              INDEMNIFICATION

9.1.                         Hartford Mutual Funds II, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this

Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2.                         Hartford Mutual Funds, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.       BROKERAGE FEES AND EXPENSES

10.1.                  Hartford Mutual Funds II, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.                  The expenses relating to the proposed Reorganization will be borne solely by HFMC or its affiliate.  No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and brokerage-related expenses incurred in connection with the Reorganization.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Information Statement, legal fees, accounting fees and securities registration fees.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.                  The Companies have not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

11.2.                  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.

12.       TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of Hartford Mutual Funds II’s or Hartford Mutual Funds’ Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.       AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Companies.

14.       HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.                  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.                  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.3.                  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

THE HARTFORD MUTUAL FUNDS, INC.,
on behalf of its series,
THE HARTFORD VALUE FUND

By:

Name:	James E. Davey
Title:	President

THE HARTFORD MUTUAL FUNDS II, INC.,
on behalf of its series,
THE HARTFORD VALUE OPPORTUNITIES FUND

By:

Name:	James E. Davey
Title:	President

With respect to Paragraph 10.2 of this Agreement,
Accepted and Acknowledged by:

HARTFORD FUNDS MANAGEMENT COMPANY, LLC

By:

Name:	Gregory A. Frost
Title:	Chief Financial Officer

PART B

The Hartford Mutual Funds II, Inc.
P.O. Box 55022

Boston, MA 02205-5022

Statement of Additional Information

March 5, 2014

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

The Hartford Value Fund	Hartford Value Opportunities Fund

This Statement of Additional Information is available to the shareholders of The Hartford Value Fund (“Value”) in connection with the proposed transaction whereby all of the assets and liabilities of Value will be transferred to Hartford Value Opportunities Fund in exchange for shares of Hartford Value Opportunities Fund (“Value Opportunities,” and together with Value, the “Funds”).

This Statement of Additional Information of Value Opportunities consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.                                      The Combined Statement of Additional Information for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. dated March 1, 2013 (File Nos. 333-02381/811-07589 and 002-11387/811-00558, respectively);

2.                                      The Financial Statements of Value and Value Opportunities as included in each Fund’s Annual Report filed for the year ended October 31, 2013 (File Nos. 333-02381/811-07589 and 002-11387/811-00558, respectively); and

3.                                      Unaudited Financial Statements of Value and Value Opportunities as included in each Fund’s Semi Annual Report filed for the period ended April 30, 2013(File Nos. 333-02381/811-07589 and 002-11387/811-00558, respectively).

This Statement of Additional Information is not a prospectus.  An Information Statement/Prospectus dated February 28, 2014 relating to the transaction may be obtained, without charge, by writing to The Hartford Mutual Funds II, Inc., P.O. Box 55022, Boston, MA 02205-5022 or calling 1-888-843-7824.  This Statement of Additional Information should be read in conjunction with the Information Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

Unaudited narrative pro forma financial information is presented below for the Reorganization.  Value Opportunities is expected to be the accounting survivor of the Reorganization.

The unaudited pro forma information set forth below for the twelve month period ended on October 31, 2013 is intended to present supplemental data as if the Reorganization, as noted in Table 1 below, had occurred at the beginning of the period.  The Reorganization does not require Shareholder approval.

Note 1 - Reorganization

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by Value Opportunities or its shareholders as a result of the Reorganization. Value and Value Opportunities are registered open-ended management investment companies.  The Reorganization would be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Value by Value Opportunities in exchange for shares of Value Opportunities and the distribution of such shares to Value’s shareholders in complete liquidation of Value. The table below shows the common shares that Value’s shareholders would have received if the Reorganization were to have taken place on October 31, 2013.

Value	Shares Exchanged
Class A	5,179
Class B	130
Class C	1,236
Class I	1
Class R3	169
Class R4	601
Class R5	1,271
Class Y	1,670

Note 2 — Basis of Pro Forma

In accordance with accounting principles generally accepted in the United States of America, the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from Value will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be Value Opportunities) with amounts distributable to shareholders for tax purposes.

Net Assets Applicable to Common Shares as of October 31, 2013

	Value Opportunities	Value	Combined Fund Pro Forma
Class A	$118,203	$94,834	$213,037
Class B	$3,825	$2,125	$5,950
Class C	$11,059	$20,132	$31,191
Class I	$7,908	$16,623	$24,531
Class R3	$1,480	$3,123	$4,603
Class R4	$7,271	$11,197	$18,468
Class R5	$1,909	$23,850	$25,759
Class Y	$1,149	$31,428	$32,577
TOTAL	$152,804	$203,312	$356,116

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Combined Fund Pro Forma financial information as if the Reorganization had taken place on the first day of the 12-month period ended October 31, 2013 using the fee and expense information shown in the Information Statement. The pro forma information has been derived from the books and records used in calculating daily net asset values of Value and Value Opportunities and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. Percentages presented below are the increase (decrease) in expenses divided by the Combined Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

Fee and Expense Increase (Decrease)
Dollar Amount
Net Expense Category
Management Fees	$—
Administrative Services Fees	$—
Transfer Agent Fees	$—
Distribution Fees	$—
Custodian Fees	$3,144
Accounting Services Fees	$—
Registration and Filing Fees(1)	$(95,161)
Board of Directors Fees(1)	$(335)
Audit Fees(1)	$(10,000)
Other Expenses	$25,568
Total Expenses (before waivers)	$(76,784)
Expense Waivers	$(64,385)
Transfer Agent Fee Waivers	$—
Total Pro Forma Net Expense Adjustment	$(141,169)

(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of Value Opportunities are expected as a result of the Reorganization.

Note 4 — Reorganization Costs

The Reorganization costs (whether or not the Reorganization is consummated) will be borne by the investment adviser. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganization had occurred as of October 10, 2013, Value Opportunities would not have been required to dispose of any securities of Value in order to comply with its investment restrictions.  Subsequent to the Reorganization, it is expected that there will be portfolio realignment of Value Opportunities (of securities acquired from Value).  This is because Value Opportunities has a different portfolio manager with a different investment style than Value.  As of January 2014, the amount of securities that are expected to be sold after the Reorganization is approximately less than 25% of the combined total assets of Value and Value Opportunities. The investment adviser does not expect the related trading costs to be significant.

Note 5 — Accounting Survivor

Value Opportunities will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of Value Opportunities.

Note 6 — Capital Loss Carryforward

As of October 31, 2013, the Funds had capital loss carryforwards as follows:

	Value Opportunities	Value
Capital loss carryforwards	$34,557	$0

If not applied, the capital loss carryforwards will expire as follows:

	Value Opportunities	Value
Expiration date:
October 31, 2017	$34,557	$0

PART C

OTHER INFORMATION

Item 15.                                                  Indemnification

Article V of the Registrant’s Articles of Incorporation dated March 19, 1996 and incorporated herein by reference to Registrant’s initial registration statement on April 9, 1996 provides in effect that the Registrant will indemnify its officers and directors under certain circumstances.  However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, Article V does not protect any person against liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.  The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b).  This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i),or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted).  A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

	1.(i)	Articles of Restatement dated July 9, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

	1.(ii)	Articles Supplementary dated August 13, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

	1.(iii)	Articles of Amendment dated November 30, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

	1.(iv)	Articles of Amendment dated November 30, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

	1.(v)	Articles Supplementary dated February 25, 2011 (incorporated by reference to Post-Effective Amendment No. 88 to Registration Statement on Form N-1A (File No. 333-02381) filed on March 15, 2011)

	1.(vi)	Articles Supplementary dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

	1.(vii)	Articles of Amendment dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

	1.(viii)	Articles of Amendment dated August 8, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

	1.(ix)	Articles Supplementary dated August 10, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File

No. 333-02381) filed on September 30, 2011)

1.(x)	Articles of Amendment dated April 11, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(xi)	Articles of Amendment dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(xii)	Articles Supplementary dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(xiii)	Articles Supplementary dated June 1, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(xiv)	Articles Supplementary dated October 31, 2012 (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 30, 2012)

1.(xiv)	Certificate of Correction dated January 24, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

1.(xv)	Articles Supplementary dated February 27, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

1.(xvi)	Articles Supplementary dated June 28, 2013 (incorporated by reference to Post Effective Amendment No. 121 to Registration Statement on Form N-1A ((File No. 333-02381) filed on December 19, 2013)

1.(xvii)	Articles Supplementary dated August 7, 2013 (incorporated by reference to Post Effective Amendment No. 121 to Registration Statement on Form N-1A ((File No. 333-02381) filed on December 19, 2013)

1.(xviii)	Articles Supplementary dated November 19, 2013 (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

2.

Amended and Restated By-Laws adopted November 4, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

3.	Not Applicable

4.	Form of Agreement and Plan of Reorganization is incorporated herein as Appendix A to the combined Information Statement/Prospectus

5.	Not Applicable

6.(i)

Investment Management Agreement with Hartford Funds Management Company, LLC dated January 1, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

6.(ii)

Form of Investment Sub-Advisory Agreement with Wellington Management Company, LLP dated January 1, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

7.(i)	Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

7.(ii)	Form of Dealer Agreement with the Distributor (incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 27, 1996)

7.(iii)

Amendment No. 1 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

8.	Not Applicable

9.(i)

Master Custodian Contract with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 58 to Registration Statement on Form N-1A (File No. 333-02381) filed on March 15, 2007)

9.(ii)

Master Custodian Contract with JP Morgan Chase Bank, N.A. (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

10.(i)

Amended and Restated Rule 12b-1 Distribution Plan for Class A, Class B, Class C, Class R3 and Class R4 Shares (incorporated by reference to Post Effective Amendment No. 121 to Registration Statement on Form N-1A ((File No. 333-02381) filed on December 19, 2013)

10.(ii)	Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

11.	Opinion and Consent of Counsel as to legality of the securities being registered (filed herewith)

12.	Opinion and Consent of Dechert LLP as to tax matters (to be filed by amendment)

13.(i)

Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company dated February 1, 2006 (incorporated by reference to Post-Effective Amendment

No. 52 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 15, 2006)

13.(ii)

Amendment No. 1 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

13.(iii)

Amendment No. 2 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 55 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2006)

13.(iv)

Amendment No. 3 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008 )

13.(v)

Amendment No. 4 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 74 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008)

13.(vi)

Amendment No. 5 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 82 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2010)

13.(vii)

Amendment No. 6 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 82 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2010)

13.(viii)

Amendment No. 7 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

13.(ix)

Amendment No. 8 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 30, 2012)

13.(x)

Amendment No. 9 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 30, 2012)

13.(xi)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)

13.(xii)	Fund Accounting Agreement dated January 1, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

13.(xiii)

Amendment No. 1 to the Fund Accounting Agreement, November 22, 2013 (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

13.(xiv)

Amended and Restated Expense Limitation Agreement dated November 22, 2013 (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

13.(xv)	Transfer Agency Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

13.(xvi)

Transfer Agency Fee Waiver Agreement Global All-Asset Fund, Global Real Asset Fund and International Value Fund (incorporated by reference to Post-Effective Amendment No. 85 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2010)

13.(xvii)

Transfer Agency Fee Waiver Agreement Floating Rate High Income Fund (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

13.(xviii)

Transfer Agency Fee Waiver Agreement Quality Bond Fund (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

13.(xix)

Transfer Agency Fee Waiver Agreement Global Alpha Fund (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

13.(xx)

Transfer Agency Fee Waiver Agreement Duration-Hedged Strategic Income Fund and Real Total Return Fund (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

13.(xxi)

Form of Management Fee Waiver Agreement Dated January 1, 2013 (Emerging Markets Local Debt Fund, Emerging Markets Research Fund and World Bond Fund) (incorporated by reference to Post-Effective Amendment No. 116 to Registration

Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

13.(xxii)

Form of Management Fee Waiver Agreement Dated January 1, 2013 (Quality Bond Fund) (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

13.(xxiii)	Form of Sub-Advisory Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

14.	Consent of Independent Registered Public Accounting Firm (filed herewith)

15.	Not Applicable

16.	Power of Attorney (filed herewith)

Item 17.                                                  Undertakings

1.                          The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.                          The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf by the Registrant, in the Township of Radnor, Commonwealth of Pennsylvania, on the 16th day of January, 2014.

THE HARTFORD MUTUAL FUNDS II, INC.

By:	/s/ James E. Davey
James E. Davey
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	Director, President,
James E. Davey	Chief Executive Officer	January 16, 2014

/s/ Mark A. Annoni	Controller & Treasurer	January 16, 2014
Mark A. Annoni	(Chief Accounting Officer &
Chief Financial Officer)

*	Director	January 16, 2014
Lynn S. Birdsong

*	Chairman of the Board	January 16, 2014
Robert M. Gavin, Jr.	and Director

*	Director	January 16, 2014
Duane E. Hill

*	Director	January 16, 2014
Sandra S. Jaffee

*	Director	January 16, 2014
William P. Johnston

*	Director	January 16, 2014
Phillip O. Peterson

*	Director	January 16, 2014
Lemma W. Senbet

*	Director	January 16, 2014
Lowndes A. Smith

/s/ Edward P. Macdonald		January 16, 2014
* By Edward P. Macdonald
Attorney-in-fact

* Pursuant to Power of Attorney (filed herewith).

EXHIBIT INDEX

Exhibit No.

11.	Opinion and Consent of Counsel as to legality of the securities being registered

14.	Consent of Independent Registered Public Accounting Firm

16.	Power of Attorney